SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 11, 1997


                        U.S. RESTAURANT PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


    MARYLAND                           1-13089                 75-2687420
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation or                                         Identification No.)
 organization)

                             5310 Harvest Hill Road
                                    Suite 270
                               Dallas, Texas              75230
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (972) 387-1487



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ITEM 5.  OTHER EVENTS

     U.S. Restaurant Properties, Inc. (the "Company") is filing this Current Report on Form 8-K for purposes of incorporating by reference the exhibits attached hereto into Part II of the Company's registration statement on Form S-3 (Registration No. 333-34263).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                  1. Underwriting Agreement entered into between the Company and PaineWebber Incorporated, Morgan Keegan & Company, Inc., EVEREN Securities, Inc. and Crowell, Weedon & Co.

                  2. Articles Supplementary relating to the Company's $1.93 Series A Cumulative Convertible Preferred Stock.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        U.S. RESTAURANT PROPERTIES, INC.




Date:  November 14, 1997               By:  /s/ Robert J. Stetson
                                           -----------------------
                                                Robert J. Stetson
                                                Chief Executive Officer and
                                                President





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                                  EXHIBIT INDEX



EXHIBIT
NO.       DESCRIPTION                                            Page No.

1. Underwriting Agreement entered into between the Company and PaineWebber Incorporated, Morgan
          Keegan & Company, Inc., EVEREN Securities, Inc.
          and Crowell, Weedon & Co.

2.        Articles Supplementary relating to the Company's
          $1.93 Series A Cumulative Convertible Preferred
          Stock.